EXHIBIT 10.105.1









ADDENDUM


     WITNESS THIS ADDENDUM to be incorporated in and made a part of that certain Deed of Trust and Security
Agreement dated October 2, 1996 (the "Deed of Trust"), between
Systems and Services Technologies, Inc. ("Borrower") and the
First Bank of Missouri ("Lender").

     In consideration of and in connection with the sum or sums to be loaned to Borrower to Lender under the terms of that certain promissory note of even date herewith in the principal amount of $705,000.00, executed by Borrower and made payable to the order of Lender, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree that the terms and conditions of the Deed of Trust shall be and are hereby modified, altered and changed as follows:

     1.   The last sentence of the last paragraph of Section
4 is hereby deleted in its entirety.

     2. Paragraph I of Section 10 is hereby deleted in its entirety and, in lieu thereof, a new Paragraph I, Section 10 is hereby added to read as follows:

     A transfer of a substantial part of Grantor's money or property to any person or party other than Aegis Consumer
Funding Group, Inc.

     3. The first sentence of Section 11 is hereby deleted in its entirety and, in lieu thereof, a new first sentence of Section 11 is hereby added to read as follows:

     At the option of Bank, all or any part of the principal and accrued interest on the Obligations shall become immediately due and payable after the giving of ten (10) days written notice by Bank to Grantor of any non-monetary Event of Default, or the giving of five (5) days written notice by Bank to Grantor of any monetary Event of Default, or at any time thereafter.

     4. Subparagraph I, Paragraph B, Section 18 is hereby deleted in its entirety and, in lieu thereof, a new Subparagraph 1, Paragraph B, Section 18 is hereby added to read as follows:

     To the best of Grantor's knowledge, except as previously disclosed and acknowledged in writing to Bank, no hazardous Substance has been, is or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

     5. Paragraph C and paragraph E of Section 27, as well as the last sentence of Section 27, are hereby deleted in their entirety.

     6. A new Paragraph F to Section 30 is hereby added to read as follows:

     Trustee agrees to release this Deed of Trust upon payment of all Obligations secured by this Deed of Trust.

     7. Paragraph A of Section 34 is hereby deleted in its entirety.

     8. Except as herein modified, all terms, conditions and provisions of the Deed of Trust shall remain in full force and effect and unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to have been executed as of this _____ day of _____________, 1996.


GRANTOR:

SYSTEMS & SERVICES TECHNOLOGIES, INC.

By:
     Matthew B. Burns, Chief Executive Officer


BANK:

THE FIRST BANK OF MISSOURI

By:
     Wayde S. Kindiger, Vice President



STATE OF MISSOURI   )
               )
COUNTY OF CLAY )

     On this ___ day of __________, 19___, before me, a
notary public, personally appeared Matthew B. Burns, Chief Executive Officer, to me personally known, who, being by me duly sworn, did say that he is acting in the capacity shown above on behalf of Systems & Services Technologies, Inc., a Delaware corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that Matthew B. Burns acknowledged said instrument to be the free act and deed of said corporation, and that said corporation has no corporate seal.

                              Notary Public
My Commission Expires:



STATE OF MISSOURI   )
               )
COUNTY OF CLAY )

     On this ___ day of _________, 19 ___, before me, a notary public, personally appeared Wayde S. Kindiger, Vice President, to me personally known, who, being by me duly sworn, did say that he is acting in the capacity shown above on behalf on the First Bank of Missouri, a Missouri corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that Wayde S. Kindiger acknowledged said instrument to be the free act and deed of said corporation, and that said corporation has no corporate seal.

                              Notary Public
My Commission Expires: